UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ◻

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◻Preliminary Proxy Statement

◻Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻Definitive Proxy Statement

⌧Definitive Additional Materials

◻Soliciting Material Pursuant to §240.14a-12

AMPHASTAR PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V66913-P30929 AMPHASTAR PHARMACEUTICALS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 AMPHASTAR PHARMACEUTICALS, INC. 2025 Annual Meeting Vote by June 1, 2025 11:59 PM ET You invested in AMPHASTAR PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2025. Vote Virtually at the Meeting* June 2, 2025 11:30 AM, Pacific Time Virtually at: www.virtualshareholdermeeting.com/AMPH2025 Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 19, 2025. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V66914-P30929 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect three Class III directors to serve until the Company’s 2028 annual meeting of stockholders and until each such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal; Nominees: 1a. Jack Y. Zhang For 1b. Richard Prins For 1c. Diane G. Gerst For 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025; For 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers; For 4. To approve the amendment of our Amended and Restated Certificate of Incorporation to reflect Delaware law provisions regarding officer exculpation; and For 5. To approve the amendment of our Amended and Restated Certificate of Incorporation to remove forum selection provision. For NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.